Exhibit 10.1
JOINDER AND AMENDMENT NO. 2 TO RECEIVABLES PURCHASE AGREEMENT

This JOINDER AND Amendment No. 2 to Receivables Purchase Agreement (this “Amendment”) is entered into as of December 15, 2025, by and among ENERSYS FINANCE LLC, a Delaware limited liability company (the “Seller”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), TRUIST BANK (“Truist”), WELLS FARGO BANK, NATIONAL ASSOCIATION, individually as a Purchaser (“Wells”) and as Administrative Agent for the Purchasers (in such capacity, the “Administrative Agent”); and ENERSYS, a Delaware corporation, in its individual capacity (“ENS”) and as initial Master Servicer (in such capacity, together with its successors and assigns in such capacity, the “Master Servicer”).

PRELIMINARY STATEMENTS

This Amendment pertains to that certain Receivables Purchase Agreement, dated as of December 21, 2022, by and among the parties hereto (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “RPA”). PNC and Truist wish to join the RPA as new Purchasers, and all of the parties desire to amend the RPA on the terms and subject to the conditions hereinafter set forth. In consideration of the mutual agreements, provisions and covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows

1.Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings attributed thereto in the RPA.

2.Joinder. On the terms and subject to the conditions set forth in this Amendment and in the RPA, on the Second Amendment Effective Date (as defined in Section 5 hereof):

2.1. PNC hereby joins the RPA as a new Purchaser with an initial Commitment of $50,000,000 and agrees that it shall be bound by all of the terms, conditions and provisions of, and shall be deemed to be a party to (as if it were an original signatory to), the RPA, and each of the other relevant Transaction Documents. From and after the later of the Second Amendment Effective Date, PNC shall be a Purchaser for all purposes of the RPA and all other Transaction Documents. PNC hereby acknowledges that it has received copies of the RPA and the other Transaction Documents.

2.2. Truist hereby joins the RPA as a new Purchaser with an initial Commitment of $50,000,000 and agrees that it shall be bound by all of the terms, conditions and provisions of, and shall be deemed to be a party to (as if it were an original signatory to), the RPA, and each of the other relevant Transaction Documents. From and after the later of the Second Amendment Effective Date, Truist shall be a Purchaser for all purposes of the RPA and all other Transaction Documents. Truist hereby acknowledges that it has received copies of the RPA and the other Transaction Documents.

3.    Amendments. Effective as of the Second Amendment Effective Date, the RPA is hereby amended and follows:

3.1    The definitions of the “Adjusted Term SOFR” and “Term SOFR Adjustment” set forth in Section 1.01 of the RPA are hereby deleted in their entirety, and each reference to “Adjusted Term SOFR” in the RPA is hereby replaced with a reference to “Term SOFR.”
3.2. The following new definitions are hereby inserted in Section 1.01 in their appropriate alphabetical order:

“Government Receivable” means a Receivable, the Obligor of which is a Governmental Authority.

“Second Amendment Effective Date” means December 15, 2025 or such later Business Day on which each of conditions precedent to effectiveness of the Joinder and Amendment No. 2 to this Agreement has been satisfied.

3.3. The table in the definition of “Concentration Percentage” set forth in Section 1.01 of the RPA is hereby amended and restated in its entirety to read as follows:

S&P Short-Term Rating/Equivalent Long-Term Rating	Moody’s Short-Term Rating/Equivalent Long-Term Rating	Concentration Percentage
A-1+/AA-	P-1/Aa3	25.00%
A-1/A	P-1/A2	20.00%
A-2/BBB+	P-2/Baa1	15.00%
A-3/BBB-	P-3/Baa3	7.50%
Below A-3/BBB- or Not Rated by either S&P or Moody’s	Below P-3/Baa3 or Not Rated by either S&P or Moody’s	3.75%

3.4. The definition of “Eligible Receivable” set forth in Section 1.01 of the RPA is hereby amended (a) to delete “or a Governmental Authority” where it appears in clause (a)(i) thereof, and (b) by inserting the following sentences after the last clause of such definition:

Notwithstanding the foregoing, no Receivable originated by EnerSys Advanced Systems Inc., ABSL Power Solutions Inc., or Bren-Tronics Defense LLC (each, a “New Originator”) may be an Eligible Receivable, even if it meets the requirements set forth above in this definition, unless and until each of the Purchasers has notified the Administrative Agent by Email or other writing that it has received and reviewed such data regarding their Receivables as has been reasonably requested and is satisfied with the results of such review. Upon receipt of such a notification from each of the Purchasers, the Administrative Agent will promptly notify all parties that the foregoing eligibility ban of Receivables originated by any New Originator shall no longer apply.

3.5. The definition set forth in Section 1.01 of the RPA of each of the terms listed below is hereby amended and restated in its entirety to read, respectively, as follows:

“Excess Concentration” means, as of any date, the sum of the following amounts, without duplication:

(a) the sum of the amounts calculated for each of the Obligors equal to the excess (if any) of (i) the aggregate Outstanding Balance of the Eligible Receivables of such Obligor, over (ii) the product of (x) such Obligor’s Concentration Percentage, multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus

(b) the excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Receivables, the Obligor of which is domiciled in any Approved Foreign Country, over (ii) the product of (x) 3.0%, multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus

(c) the excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Receivables that are due 61-90 days after the original invoice date therefor, over (ii) the product of (x) 35.0%, multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus

(d) the excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Receivables that are due 91-150 days after the original invoice date therefor, over (ii) the product of (x) 10.0%, multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus

(e) the excess (if any) of (i) the aggregate Outstanding Balance of all Government Receivables that are Eligible Receivables, over (ii) the product of (x) 10.0%, multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool.

“Facility Limit” means $250,000,000 as modified from time to time pursuant to Section 2.02(e) or Section 2.02(g). References to the unused portion of the Facility Limit means, at any time of determination, an amount equal to (x) the Facility Limit at such time, minus (y) the Aggregate Capital at such time.

“Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or government, any political subdivision or agency thereof, or any other Governmental Authority.

“Required Purchasers” means one or more Purchasers representing more than 50% of the aggregate Commitments of all Purchasers (or, if the Commitments have been terminated, Purchasers representing 100% of the aggregate outstanding Capital held by all the Purchasers);

provided, however, that in no event shall the Required Purchasers include fewer than two (2) unaffiliated Purchasers at any time when there are two (2) or more unaffiliated Purchasers.

“Scheduled Termination Date” means December 15, 2028.

3.6. Section 2.02(g) of the RPA is hereby amended and restated in its entirety to read as follows:

(g) Seller may at any time or from time to time after the Second Amendment Effective Date by written notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to each of the Purchasers), request one or more increases in the aggregate amount of the Commitments (each such increase, a “Commitment Increase Commitment Increase Commitment Increase”); provided that (i) both at the time of any such request and on the effective date of any Commitment Increase, no Amortization Event or Potential Amortization Event exists or will exist after giving effect to the requested Commitment Increase and each of the representations and warranties made by any Seller Party in or pursuant to any Transaction Document shall be true and correct in all material respects on and as of such date as if made on and as of such date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date); (ii) each requested Commitment Increase shall be in an aggregate amount of not less than $10,000,000 or a larger integral multiple of $5,000,000 and notwithstanding anything to the contrary herein, the aggregate amount of the Commitments after giving effect to any requested Commitment Increase shall not exceed the lesser of (A) the maximum amount permitted by the Senior Credit Agreement, and (B) $300,000,000, and (iii) each notice from Seller pursuant to this Section 2.08(g) shall set forth the requested amount of the Commitment Increase and proposed effective date of each requested Commitment Increase; and provided, further, that no Purchaser shall have any obligation to provide any portion of a requested Commitment Increase unless it agrees to do so in its sole discretion. Each Commitment Increase will give rise to an increase in the Facility Limit in a like amount, and will be evidenced by an amendment, duly executed by the Persons required to be a party thereto under Section 13.01 or Section 13.03, as applicable (including, without limitation, each Purchaser or other Person that provides all or any portion of the requested Commitment Increase).

3.7. The second sentence of Section 13.01(a) of the RPA is hereby amended to insert “other” before “Transaction Document.”

3.8    Section 13.01(b)(ii) is hereby amended and restated in its entirety to read as follows:

(ii) to its insurers, its providers of any swap, collar, cap or similar hedge related to the Investments, its Eligible Assignees and Participants and potential Eligible Assignees and Participants and their respective counsel but only if, in each of the foregoing cases, they agree in a signed writing to hold such information confidential under substantially the same terms as those in this Section 13.06(b) and that Seller and MSC are third party beneficiaries to such confidentiality agreement,

3.9    Schedules A, B and E to the RPA are hereby amended and restated in their entirety to read as set forth in Annexes I, II and III hereto, respectively.

4.    Representations and Warranties. In order to induce the Purchasers and the Administrative Agent to enter into this Amendment, (a) each of the Seller and the Master Servicer hereby represents and warrants to the Purchasers and the Administrative Agent that this Amendment and the RPA as amended hereby have been duly authorized, executed and delivered by it and constitute the legal, valid and binding obligation of such Person enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); and (b) (i) the representations and warranties of Seller and the Master Servicer contained in Sections 7.01 and 7.02 of the RPA are true and correct in all material respects on and as of the date of the Second Amendment Effective Date as though made on and as of such date unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date; (ii) no Amortization Event or Potential Amortization Event has occurred and is continuing, and no Amortization Event or Potential Amortization Event would result from such Investment; (iii) no Capital Coverage Deficit exists or would exist after giving effect to such Investment; and (iv) the Facility Termination Date has not occurred.

5.    Conditions Precedent to Effectiveness. This Amendment shall become effective on the later to occur of (i) the date hereof or (ii) such later Business Day on which each of the following conditions precedent has been satisfied (such later date, the “Second Amendment Effective Date”):

(a) the Administrative Agent shall have received one or more counterparts of this Amendment duly executed and delivered by each of the parties hereto;

(b) the Administrative Agent shall have received one or more counterparts of a Second Amended and Restated Fee Letter of even date herewith duly executed and delivered by each of the parties thereto and payment of the Upfront Fees for the benefit of each of the Purchasers;

(c) the Administrative Agent shall have received one or more counterparts of Joinder and Amendment No. 2 to the Receivables Sale and Contribution Agreement, dated as of the date hereof (the “Joinder”) and duly executed and delivered by each of the parties thereto and consented to by the Administrative Agent and the Purchasers, and all conditions precedent to effectiveness of the Joinder shall have been satisfied or waived by the Administrative Agent in its sole discretion;

(d) the Administrative Agent shall have received each of the other documents, certificates, lien searches and opinions set forth on the closing checklist attached as Exhibit A to this Amendment, duly executed (where appropriate) by the parties thereto; and

(e) each of the representations and warranties of the Seller and the Master Servicer set forth in Section 4 of this Amendment shall be true and correct in all material respects

6.    Miscellaneous.

6.1. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

6.2. CONSENT TO JURISDICTION. EACH OF THE PARTIES HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE RPA OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THE RPA, AND EACH OF THE PARTIES HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY OF THE ADMINISTRATIVE AGENT OR ANY OF THE PURCHASERS TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST ANY OF THE ADMINISTRATIVE AGENT OR ANY OF THE PURCHASERS OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THE RPA OR ANY DOCUMENT EXECUTED BY SUCH SELLER PARTY PURSUANT TO THE RPA SHALL BE BROUGHT ONLY IN A COURT IN THE BOROUGH OF MANHATTAN, NEW YORK.

6.3. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THE RPA, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THE RPA OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

6.4. Integration; Binding Effect. Except as expressly amended hereby, the RPA remains unaltered and in full force and effect. The RPA shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).

6.5. Counterparts; Severability; Section References. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. To the fullest extent permitted by applicable law, delivery of an executed counterpart of a signature page of this Amendment by telefacsimile or electronic image scan transmission (such as a “pdf” file) will be effective to the same extent as delivery of a manually executed original counterpart of this Amendment. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to “Article,” “Section,” “Schedule” or “Exhibit” shall mean articles and sections of, and schedules and exhibits to, the RPA.

6.6. Fees and Expenses. Each of the parties hereto agrees that this Amendment is a Transaction Document, and, as such, pursuant to Section 13.04 of the RPA, the Seller is responsible for paying or reimbursing the Administrative Agent and the Purchaser(s) for all reasonable out-of-pocket expenses incurred by them (including the reasonable fees, charges and disbursements of Clark Hill PLC), in connection with the preparation, negotiation, execution and delivery of this Amendment.

6.7. Effect of Amendment. From and after the Second Amendment Effective Date, references in the RPA to “this Agreement,” “herein” or “hereunder” shall be deemed to be references to the RPA as amended by this Amendment.

<Signature pages follow>

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ENERSYS FINANCE LLC, as Seller

BY: ENERSYS DELAWARE INC., ITS SOLE MEMBER

By: /s/ Dan Platt
Name: Dan Platt
Title: Treasurer

ENERSYS, as the Master Servicer

By: /s/ Andrea Funk
Name: Andrea Funk
Title: Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually as a Purchaser and as Administrative Agent

By: /s/ Taylor Cloud
Name: Taylor Cloud
Title: Executive Director

PNC BANK, NATIONAL ASSOCIATION, individually as a Purchaser

By: /s/ Christopher Blaney
Name: Christopher Blaney
Title: Senior Vice President

TRUIST BANK, individually as a Purchaser

By: /s/ Anthony Ballard
Name: Anthony Ballard
Title: Vice President

ANNEX I

SCHEDULE A
COMMITMENT(S)
AS OF DECEMBER 15, 2025

Purchaser	Commitment
Wells Fargo Bank, National Association	$150,000,000.00
PNC Bank, National Association	$ 50,000,000.00
Truist Bank	$ 50,000,000.00
Aggregate Commitment	$250,000,000.00

ANNEX II

SCHEDULE B
LOCK-BOXES AND COLLECTION ACCOUNTS

Name of Account Owner/ Description of Account	Bank Name and Address	Account #	Lockbox #	Lockbox Address

ANNEX III
SCHEDULE E
PARTIES’ ADDRESSES FOR NOTICES

EXHIBIT A
CLOSING CHECKLIST

[See attached]